EXHIBIT 10.8

             SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
             -------------------------------------------------------

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT is made and entered into effective as of the 30th day of April, 2001 (this "Amendment"), by and between STREICHER MOBILE FUELING, INC., a Florida corporation ("Streicher Mobile"), STREICHER REALTY, INC., a Florida corporation ("Streicher Realty"), and STREICHER WEST, INC., a California corporation ("Streicher West", Streicher West, Streicher Mobile and Streicher Realty sometimes hereinafter collectively referred to as "Borrower"), and BANKATLANTIC, a Federal Savings Bank (hereinafter referred to as "Lender").

                              W I T N E S S E T H:

         WHEREAS, Borrower and Lender have previously entered into that certain Amended and Restated Loan Agreement dated as of the 25th day of May, 1999, as amended by First Amendment to Amended and Restated Loan Agreement dated as of the 22nd day of December, 1999 (collectively, the "Loan Agreement" or the "Agreement"); and

         WHEREAS, the parties hereto wish to amend the Loan Agreement in accordance with the terms and provisions of, and as provided in, this Amendment.

         NOW, THEREFORE, for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the loans or extensions of credit heretofore, now or hereafter made or to be made for the benefit of the Borrower by the Lender, the parties do hereby agree as follows:

         1. The Borrower and the Lender agree that the recitals set forth above are true, correct, and complete, and are hereby incorporated herein.

         2. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         3. Article 1, Subsection 1.2(f) of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  (f) "Cash Collateral Account": A cash collateral account pledged by Borrower in favor of Lender, into which all collections shall be remitted from a lockbox account into which Borrower's account debtors remit all payments, which collections shall be applied against the Loan facility balance in accordance with the terms and provisions of the Security, Cash Collateral Account and Lockbox Agreement. The Borrower shall not have access to the Lockbox or the Cash Collateral Account.

         4. Article 1, Subsection 1.2(i) of the Agreement is hereby amended and restated so that,
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from and after the date hereof, it shall read in its entirety as follows:

                  (i) "Credit Facility Letter": That certain letter executed by and between Lender and Borrower dated April 23 2001, and all amendments thereto, the terms and conditions of which are hereby incorporated by reference herein, but in the event of any conflict or discrepancy between the terms of this Agreement and the Credit Facility Letter, the terms of this Agreement shall control.

         5. Article 1, Subsection 1.2(x) of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  (x) "Loan Documents": This Agreement, the Revolving Note, the Security Agreements, the Security, Cash Collateral Account and Lockbox Agreement, the Term Note, the Subordination Agreement, the Deed of Trust and all other associated loan documents executed in connection with the making of the Loan and/or the Term Loan (and any modification, renewal or extension thereof).

         6. Article 1, Subsection 1.2(y) of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  (y) "Maturity Date": As to the Loan, the date the Loan becomes due and payable in full in accordance with the terms and provisions of the Note.

         7. Article 1, Subsection 1.2(z) of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  (z) "Revolving Note or "Note": That certain Amended and Restated Master Revolving Promissory Note in the principal amount of Ten Million and 00/100 Dollars ($10,000,000.00) from Borrower to Lender dated effective as of April 30, 2001, as the same may be amended, restated, supplemented or extended from time to time.

         8. Article 1, Subsection 1.2(ff) of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  (ff) "Security Agreements": Collectively, Security Agreements dated as of December 30, 1997 executed by each Borrower in favor of Lender, each as amended and reaffirmed by Amendment to and Reaffirmation of Security Agreement dated as of May 25, 1999, as amended and reaffirmed by Second Amendment to and Reaffirmation of Security Agreement dated as of December 22, 1999, as amended and reaffirmed by Third Amendment to and Reaffirmation of Security Agreement dated as of the 19th day of April, 2001, as amended and reaffirmed by Fourth Amendment to and Reaffirmation of Security Agreement dated effective as of the

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

                  30th day of April, 2001, as each of the same may be amended, restated, supplemented or extended, from time to time, securing the Note, the Term Note and all other Indebtedness of Borrower to Lender, which is a valid first lien on all of the Borrower's accounts, accounts receivables, inventory, chattel paper, general intangibles, fixtures, furniture, instruments, equipment and personal property now owned or hereafter acquired by Borrower and all proceeds of the foregoing, subject only to the Permitted Encumbrances (as defined in the Security Agreements).

         9. Article 1, Subsection 1.2(gg) of the Agreement is hereby deleted in its entirety.

         10. Article 1, Subsection 1.2(hh) of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  (hh) "Security, Cash Collateral Account and Lockbox Agreement". An Amended and Restated Security, Cash Collateral Account and Lockbox Agreement, dated effective as of April 30, 2001, whereby and whereunder payment of all of Borrower's Receivables shall be directed to a lockbox maintained with Lender (the "Lockbox") to flow through the Cash Collateral Account, and, be applied against the Loan facility balance in accordance with the terms and provisions of said agreement.

         11. Article 1, Subsection 1.2(jj) is hereby added to the Agreement, so that from and after the date hereof, it shall read in its entirety as follows:

                  (jj) "Deed of Trust". That certain Deed of Trust, Assignment of Leases and Rents and Security Agreement dated as of April 19, 2001, executed by Streicher Realty in favor of Lender to be recorded in the Public Records of Tarrant County, Texas, together with UCC-1 Financing Statements associated therewith to be (i) recorded in the Public Records of Tarrant County, Texas, (ii) filed with the State of Texas and (iii) filed with the Florida Secretary of State, encumbering certain real property owned by Streicher Realty located in Tarrant County, Texas, which secures the Loan and the Term Loan to the extent of One Hundred Thousand and 00/100 Dollars ($100,000.00).

         12. Article 1, Subsection 1.2(kk) is hereby added to the Agreement, so that from and after the date hereof, it shall read in its entirety as follows:

                  (kk) "Subordination Agreement". A Subordination of Loans Agreement subordinating certain convertible subordinated loans evidenced by convertible subordinated promissory notes executed by Streicher Mobile in favor of various parties, to the lien and effect of the Loan in accordance with the terms and provisions of said Agreement.

         13. Article 1, Subsection 1.2(ll) is hereby added to the Agreement, so that from and after

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

the date hereof, it shall read in its entirety as follows:

                  (ll) "Term Note". That certain Promissory Note in the principal amount of One Hundred Thousand and 00/100 Dollars ($100,000.00) from Borrower to Lender dated as of April 19, 2001, as the same may be amended, restated, supplemented or extended from time to time; the loan evidenced thereby sometimes referred to as the "Term Loan". The Term Loan and the Loan are cross-defaulted and cross- collateralized.

         14. Article 2, Subsection 2.4(c) of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  (c) The Security, Cash Collateral Account and Lockbox Agreement, in form and substance satisfactory to Lender and Lender's Counsel.

         15. Article 2, Subsection 2.5 is hereby added to the Agreement, so that from and after the date hereof, it shall read in its entirety as follows:

                  2.5 Loan Fee. In connection with the Loan, the fee due and owing from Borrower shall be two percent (2%) of the amount of the Loan or the sum of Two Hundred Thousand and 00/100 Dollars ($200,000.00). It is acknowledged that in consideration of the issuance of the Credit Facility Letter and the reserving of sufficient funds by Lender from which to make Loan disbursements, Lender is deemed to have earned the entire Loan Fee, it being hereby acknowledged and agreed to the Loan Fee is deemed EARNED and NON-REFUNDABLE. The Loan Fee shall be payable as follows: the first One Hundred Thousand and 00/100 Dollars ($100,000.00) of the Loan Fee (the "Initial Loan Fee") shall be payable in six (6) equal monthly installments in the amount of Sixteen Thousand Six Hundred Sixty- Six and 67/100 Dollars ($16,666.67) commencing on June 1, 2001, with like payments of Sixteen Thousand Six Hundred Sixty-Six and 67/100 Dollars ($16,666.67) due and payable on like day each month thereafter until the first One Hundred Thousand and 00/100 Dollars ($100,000.00) has been paid in full. The remainder of the Loan Fee in the amount of One Hundred Thousand and 00/100 Dollars ($100,000.00), together with any unpaid portion of the Initial Loan Fee shall be due and payable in full upon the earlier of maturity or prepayment of the Loan, unless the Loan is renewed by Lender (in Lender's sole and absolute discretion) past the Maturity Date in which case the remainder of the Loan Fee in the amount of One Hundred Thousand and 00/100 Dollars ($100,000.00), together with any unpaid portion of the Initial Loan Fee shall be due and payable in full upon the earlier of the new maturity date of the Loan or prepayment of the Loan, such that the entire Two Hundred Thousand and 00/100 Dollar ($200,000.00) Loan Fee must have been paid in full or must be paid in full at the earliest of such time as the Loan matures and is not renewed, the Loan becomes due as a result of acceleration, or the Loan is paid

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

                  and satisfied in full.

         16. Article 8, Section 8.4 of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  8.4 In accordance with the terms and provisions of the Security, Cash Collateral Account and Lockbox Agreement, Borrower shall direct all account debtors to remit all payments to the Lockbox maintained with and administered by Lender, with such collections to be deposited into the Cash, Collateral Account to be applied against the Loan facility balance in accordance with the terms and provisions of the Security, Cash Collateral Account and Lockbox Agreement.

         17. Article 8, Section 8.6 of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  8.6 Streicher Mobile shall maintain a net worth of not less than Two Million Seven Hundred Thousand and 00/100 Dollars ($2,700,000.00) from October 30, 2000 and thereafter, such requirement to be tested at the end of each quarter of each fiscal year of Streicher Mobile. The minimum net worth requirements shall be increased at the end of each quarter in each fiscal year of Streicher Mobile thereafter in an amount to be determined by Lender based upon Streicher Mobile's annual projection for the period in question.

         18. Article 8, Section 8.7 of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  8.7 Streicher Mobile shall maintain a debt-to-worth ratio of not more than 8.0 to 1 at all times during the term of the Loan, said ratio to be tested at the end of each quarter of each fiscal year of Streicher Mobile, provided that the debt-to-worth ratio may be adjusted by Lender at the end of each quarter in each fiscal year of Streicher Mobile based upon Streicher Mobile's annual projections for the period in question.

         19. Article 8, Section 8.37 of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  8.37 Borrower does hereby acknowledge that the Security, Cash Collateral Account and Lockbox Agreement is in full force and effect.

         20. Article 9, Subsection 9(b) of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  (b) If there occurs any default under any other term of this Agreement, the Note, the Term Note, the Security, Cash Collateral Account and Lockbox Agreement, the

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

                  Deed of Trust, any of the Security Agreements or any of the other Loan Documents relating hereto or thereto subject to any applicable cure period(s) set forth therein;

         21. Article 13, Section 13.14 of the Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  13.14 In the event of any conflict, inconsistency or ambiguity between the provisions of this Agreement and the provisions of the Revolving Note, the Term Note, the Deed of Trust, any of the Security Agreements, the Security, Cash Collateral Account and Lockbox Agreement, or any other Loan Documents, the provisions of this Agreement shall control and prevail.

         22. The Borrower represents and warrants to the Lender that (a) each Borrower has previously furnished Lender with true and correct copies of its Articles of Incorporation and By-laws, and all amendments thereto through the date hereof, as in effect on the date hereof, and (b) the Board of Directors of each Borrower has approved this Amendment and the execution hereof by the undersigned officer of each Borrower.

         23. Cross-Default/Cross-Collateralization. The Loan and the Term Loan are cross- defaulted and cross-collateralized, such that a default under the Term Loan shall be and constitute a default under the Loan and a default under the Loan shall be and constitute a default under the Term Loan, entitling Lender to exercise all remedies set forth in all Loan Documents; provided, further, that no Loan Documents shall be released until such time as both the Loan and the Term Loan are paid and satisfied in full.

         24. Waiver and Release. AS A MATERIAL INDUCEMENT FOR THE LENDER TO EXECUTE THIS AMENDMENT, EACH BORROWER DOES HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE THE LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMAND WHATSOEVER IN LAW OR IN EQUITY WHICH EACH BORROWER EVER HAD, NOW HAS, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF EACH BORROWER HEREAFTER CAN, SHALL OR MAY HAVE AGAINST THE LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER, THROUGH THE DATE HEREOF. EACH BORROWER FURTHER EXPRESSLY COVENANTS WITH AND WARRANTS UNTO THE LENDER AND ITS AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSET AGAINST THE LENDER OR THE OBLIGATION OF EACH BORROWER TO PAY THE LENDER ALL AMOUNTS OWING UNDER THE NOTE, THE TERM NOTE, THE LOAN AGREEMENT AND ALL ASSOCIATED


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

LOAN DOCUMENTS AS AND WHEN THE SAME BECOME DUE AND PAYABLE. NOTWITHSTANDING THE ABOVE, THE PARTIES DO HEREBY ACKNOWLEDGE THAT ANY DEPOSIT ACCOUNT(S) OF BORROWER MAINTAINED WITH LENDER ARE SUBJECT TO THE TERMS AND PROVISIONS OF ANY AGREEMENT(S) RELATED TO THOSE ACCOUNT(S), PROVIDED HOWEVER, THAT BORROWER IS UNAWARE OF ANY CLAIMS CONCERNING THOSE ACCOUNT(S) AT THIS TIME.

         25. Reaffirmation by Borrower. THE BORROWER ACKNOWLEDGES AND REAFFIRMS THAT ALL WARRANTIES, REPRESENTATIONS, AFFIRMATIVE COVENANTS AND NEGATIVE COVENANTS SET FORTH IN THE LOAN AGREEMENT REMAIN IN FULL FORCE AND EFFECT ON THE DATE HEREOF AS IF MADE ON THE DATE HEREOF.

         26. Amended Agreement. THIS AGREEMENT AMENDS THE LOAN AGREEMENT, AND THE BORROWER ACKNOWLEDGES AND AGREES THAT THE SECURITY INTERESTS, RIGHTS, DUTIES, AND OBLIGATIONS OF THE BORROWER AND THE LENDER CREATED BY THE LOAN AGREEMENT ARE NOT EXTINGUISHED, BUT ARE REAFFIRMED AND REMAIN IN FULL FORCE AND EFFECT AS PROVIDED IN THE LOAN AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS AND PROVISIONS OF THE LOAN AGREEMENT AND THE TERMS AND PROVISIONS OF THIS AMENDMENT, THE TERMS AND PROVISIONS OF THIS AMENDMENT SHALL CONTROL AND PREVAIL.







                            INTENTIONALLY LEFT BLANK


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

         Waiver of Jury Trial. THE PARTIES DO HEREBY MUTUALLY, VOLUNTARILY, INTENTIONALLY, KNOWINGLY AND WILLINGLY WAIVE THEIR RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS MADE AMONG THEM, WHETHER NOW EXISTING OR ARISING IN THE FUTURE, INCLUDING, WITHOUT LIMITATION, ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, CROSS-CLAIMS, THIRD PARTY CLAIMS AND INTERVENOR'S CLAIMS, WHETHER ARISING FROM OR RELATED TO THE NEGOTIATION, EXECUTION AND PERFORMANCE OF THE TRANSACTIONS TO WHICH THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND THE LOAN DOCUMENTS, RELATE.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.

Signed, sealed and delivered in            BORROWER:
the presence of:
                                           STREICHER MOBILE FUELING, INC., a Florida
                                           corporation

_________________________                  By: /s/ WALTER B. BARRETT
                                              --------------------------------------------
_________________________                  WALTER B. BARRETT, Vice President of Finance

                                                          (Corporate Seal)


                                           STREICHER REALTY, INC., a Florida corporation


_________________________                  By: /s/ WALTER B. BARRETT
                                              --------------------------------------------
_________________________                  WALTER B. BARRETT, Vice President of Finance

                                                          (Corporate Seal)


                                           STREICHER WEST, INC., a California corporation


_________________________                  By: /s/ WALTER B. BARRETT
                                               --------------------------------------------
_________________________                  WALTER B. BARRETT, Vice President of Finance

                                                           (Corporate Seal)


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

                                   LENDER:

                                   BANKATLANTIC, a Federal Savings Bank

_________________________
                                   By: /s/ Jeffrey S. Bilus
_________________________              -----------------------------------------
                                           Jeffrey S. Bilus, Vice President


STATE OF GEORGIA
COUNTY OF ________________


         THE FOREGOING INSTRUMENT WAS EXECUTED BEFORE ME, the undersigned, a Notary Public in and for the State of Georgia, this ___ day of __________, 2001, by WALTER B. BARRETT, as Vice President of Finance of and on behalf of each of STREICHER MOBILE FUELING, INC., a Florida corporation, STREICHER REALTY, INC., a Florida corporation, and STREICHER WEST, INC., a California corporation, who |_| is personally known to me or |_| produced his driver's license as identification.

                                   ___________________________________________
                                   Notary Public - State and County Aforesaid
                                   Print Name: _______________________________
                                   My Commission Expires: ____________________
                                   Commission Number: ________________________

STATE OF GEORGIA
COUNTY OF ________________

         THE FOREGOING INSTRUMENT WAS EXECUTED BEFORE ME, the undersigned, a Notary Public in and for the State of Georgia, this ___ day of __________, 2001, by JEFFREY S. BILUS, as Vice President of and on behalf of BANKATLANTIC, a Federal Savings Bank, who |_| is personally known to me or |_| produced his driver's license as identification.


                                   ___________________________________________
                                   Notary Public - State and County Aforesaid
                                   Print Name: _______________________________
                                   My Commission Expires: ____________________
                                   Commission Number: ________________________



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